SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2017

CLEARSIGN COMBUSTION CORPORATION

(Exact name of registrant as specified in Charter)

Washington	001-35521	26-2056298
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

12870 Interurban Avenue South

Seattle, Washington 98168

(Address of Principal Executive Offices)

206-673-4848

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 10, 2017, Dr. Lon E. Bell and Messrs. Jeffrey L. Ott and Scott P. Isaacson, each an independent director of ClearSign Combustion Corporation (the “Company”), agreed to accept shares of the Company’s common stock, in lieu of a combination of cash and common stock, as payment for their services as directors during the 2017 calendar year. The Company will issue to each of the independent directors an award of 27,778 shares of common stock from the Company’s 2011 Equity Incentive Plan (the “Plan”). The awards of common stock will be subject to the terms of the Plan and the Stock Award Agreements entered into between the Company and the independent directors. The common stock is subject to a right of repurchase by the Company at $0.0001 per share through February 10, 2018, the first anniversary of the date of grant, if the director terminates employment or certain other designated events occur. The per share value of the common stock on the date of grant was $3.60.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2017, the Compensation Committee of the Company’s Board of Directors resolved to grant bonus payments, which will be paid in the form of shares of the Company’s common stock, to the following executive officers (collectively, the “Executives”):

Name of Officer	No. of Shares Granted

Stephen E. Pirnat	52,778
James N. Harmon	20,833
Donald W. Kendrick	20,833
Roberto Ruiz	20,833
Andrew U. Lee	13,889
Joseph Colannino	6,944

The common stock will be issued from the Plan and the awards will be subject to the terms of the Plan and the Stock Award Agreements entered into between the Company and the Executives. The common stock is subject to a right of repurchase by the Company at $0.0001 per share through February 10, 2018, the first anniversary of the date of grant, if the Executive terminates employment or certain other designated events occur. The per share value of the common stock on the date of grant was $3.60.

Item 7.01	Regulation FD Disclosure.

On February 14, 2017, the Company issued a press release announcing its financial results for the year ended December 31, 2016. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein, and the description of the press release is qualified in its entirety by reference to such Exhibit.

The press release is furnished under this Item 7.01 and shall not be deemed filed with the U.S. Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the press release shall not be incorporated by reference into any filing we make regardless of general incorporation language in such filing, unless expressly incorporated by reference in such filing

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press release dated February 14, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2017

CLEARSIGN COMBUSTION CORPORATION

By:	/s/ James N. Harmon
James N. Harmon
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 14, 2017